UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2025

ETHZilla Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ETHZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2025, ETHZilla Corporation (the “Company”) granted shares of restricted common stock of the Company, par value $0.0001 per share (“Common Stock”) to Mr. McAndrew Rudisill, the Company’s Chairman and Chief Executive Officer (“CEO”), and to each director of the Company (the “Directors”) on November 12, 2025, pursuant to the terms of the 2025 Omnibus Incentive Plan, approved by the Company’s stockholders at a Special Meeting held on October 7, 2025 (the “Awards”).

Following the disclosure of the Awards, the Company received feedback from stockholders expressing concerns regarding the structure of certain of the Awards. The Board of Directors and the Compensation Committee carefully considered this shareholder feedback, together with other relevant factors, and determined to revisit certain equity compensation awards made on November 12, 2025 as specified below.

On December 1, 2025, upon the recommendation of the Compensation Committee, the Board of Directors approved the rescission and cancellation, in their entirety and effective immediately, of the shares of restricted Common Stock previously granted to the CEO and each Director on November 12, 2025. In addition, on December 1, 2025, the CEO and each Director entered into a Restricted Stock Award Rescission Agreement (each a “Rescission Agreement”) with the Company pursuant to which each of them acknowledged and agreed to the rescission and cancellation of the Awards. No consideration was paid in connection with these rescissions, and all such awards have been cancelled. The Company expects that the CEO and each Director will file an updated Form 4 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended. The previously disclosed grant made to John Saunders, who was appointed as Chief Financial Officer of the Company on November 12, 2025 is unaffected.

The Compensation Committee and the Board of Directors will continue to consider appropriate equity compensation awards for the CEO and the Company’s Directors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1*	Form of Rescission Agreement
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2025

ETHZilla Corporation

By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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